                                 SCHEDULE 14A
                                (Rule 14a-101)

                   INFORMATION REQUIRED IN PROXY STATEMENT

                           SCHEDULE 14A INFORMATION
         PROXY STATEMENT PURSUANT TO SECTION 14(a) OF THE SECURITIES
                    EXCHANGE ACT OF 1934 (AMENDMENT NO.  )


    Filed by the registrant [X]

    Filed by a party other than the registrant [ ]

    Check the appropriate box:

    [ ] Preliminary proxy statement    [ ] Confidential, for Use of the
                                           Commission Only (as permitted by
                                           Rule 14a-6(e)(2))
    [X] Definitive proxy statement

    [ ] Definitive additional materials

    [ ] Soliciting material pursuant to Rule 14a-11(c) or Rule 14a-12

                           CONSUMERS POWER COMPANY
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              (Name of Registrant as Specified in Its Charter)


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  (Name of Person(s) Filing Proxy Statement, if other than the Registrant)


Payment of filing fee (Check the appropriate box):

    [X] No fee required.

    [ ] Fee computed on table below per Exchange Act Rules 14a-6(i)(4) and 0-11.

    (1) Title of each class of securities to which transaction applies:

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    (2) Aggregate number of securities to which transaction applies:

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    (3) Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (Set forth the amount on which the filing fee is calculated and state how it was determined):

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    (4) Proposed maximum aggregate value of transaction:

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    (5) Total fee paid:

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    [ ] Fee paid previously with preliminary materials.

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    [ ] Check box if any part of the fee is offset as provided by Exchange Act
Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the form or schedule and the date of its filing.

    (1) Amount previously paid:

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    (2) Form, schedule or registration statement no.:

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    (3) Filing party:

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    (4) Date filed:

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

                           [CONSUMERS ENERGY LOGO]

                            CONSUMERS ENERGY COMPANY
               CALL AND NOTICE OF ANNUAL MEETING OF SHAREHOLDERS
                                  MAY 22, 1998

To the Shareholders of Consumers Energy Company:

    The annual meeting of shareholders of Consumers Energy Company will be held on Friday, the 22nd day of May 1998, at 10:30 A.M., Eastern Daylight Savings Time, at the Dearborn Inn, 20301 Oakwood Boulevard, Dearborn, Michigan 48124. The meeting is for the following purposes:

    (1) Electing a Board of Directors of 10 members;

    (2) Ratifying the appointment of Arthur Andersen LLP, independent public accountants, to audit the financial statements of Consumers Energy Company for the year ending December 31, 1998; and

    (3) Transacting such other business as may properly come before the meeting.

    The annual report to the shareholders for the year 1997, including financial statements, has been furnished to you.

    The Board of Directors has fixed March 25, 1998 as the record date for the determination of shareholders entitled to notice of and to vote at the meeting. All shareholders are cordially invited to attend the annual meeting. WE ARE NOT ASKING YOU FOR A PROXY.

                                         By order of the Board of Directors,

                                         Thomas A. McNish, Secretary

Consumers Energy Company
212 West Michigan Avenue
Jackson, Michigan 49201
April 20, 1998

                             INFORMATION STATEMENT
                            ------------------------

                                  INTRODUCTION

    This Information Statement is furnished by the Board of Directors of Consumers Energy Company ("Consumers") in connection with the Annual Meeting of Shareholders to be held on May 22, 1998.

    As of December 31, 1997, Consumers' outstanding Common Stock ($10 par value) and Preferred Stock ($100 par value) consisted of 84,108,789 shares of Common Stock held by CMS Energy Corporation and 441,599 shares of Preferred Stock. Holders of Preferred and Common Stock are entitled to 1 vote for each share and shareholders have cumulative voting rights for the election of directors; that is, holders of preferred and common shares are entitled to as many votes as equal the number of shares held multiplied by the number of directors to be elected, and they may cast all of such votes for a single nominee or distribute them among any two or more nominees as they choose.

    While all shareholders are cordially invited to attend the annual meeting, WE ARE NOT ASKING YOU FOR A PROXY. We have been advised that all 84,108,789 Consumers shares held by CMS Energy Corporation (99.5% of the Consumers shares entitled to vote) will be voted in favor of the proposed directors and in favor of the appointment of the auditor, thus assuring the adoption of these proposals.

    To the knowledge of management, no person except CMS Energy owns beneficially more than 5% of any class of the Company's outstanding voting securities.

    The determination of approval of corporate action by the shareholders is based on votes "for" and "against". Abstentions and broker non-votes are not counted as "against" votes but are counted in the determination of a quorum.

      INCORPORATION BY REFERENCE -- CMS ENERGY CORPORATION PROXY STATEMENT

    Please refer to the proxy statement of CMS Energy Corporation, which is dated April 20, 1998 and is furnished to you herewith, for information with respect to the nominees for directors, meetings and committees of the Board of Directors, compensation of directors and executive officers and various other 1998 proxy statement information. This information appears beginning with the heading "Nominees for Election as Members of the Board of Directors" on Page 2 of CMS Energy Corporation's proxy statement, and is incorporated by reference herein.

            SECTION 16(A) BENEFICIAL OWNERSHIP REPORTING COMPLIANCE

    The federal securities laws require Consumers' directors and designated executive officers, and persons who own more that 10% of Consumers' stock, to file with the Securities and Exchange Commission reports of ownership and changes in ownership of any securities or derivative securities of Consumers. To Consumers' knowledge, during the year ended December 31, 1997 all Consumers' directors and designated executive officers made all required filings.

                  RATIFICATION OF THE APPOINTMENT OF AUDITORS

    Subject to approval at the Annual Meeting, the Board of Directors has appointed Arthur Andersen LLP, independent public accountants, to audit the financial statements of Consumers for the year 1998. Arthur Andersen LLP also served as Consumers' auditors for the year 1997. A representative of Arthur Andersen LLP will be present at the annual meeting of shareholders and will have an opportunity to make a statement and respond to appropriate questions.

                             EXECUTIVE COMPENSATION

    The following charts contain information concerning annual and long-term compensation and awards of stock options and restricted stock under CMS Energy's Performance Incentive Stock Plan for Mr. Michael G. Morris who resigned as Consumers' President and CEO effective August 22, 1997. The years of service for Mr. Morris for purpose of determining an annual pension benefit under the Pension Plan table shown in the CMS Energy Proxy Statement were 18.54.

                           SUMMARY COMPENSATION TABLE

                                                                     LONG-TERM
                                                                  COMPENSATION(1)
                                                              -----------------------
                                                                AWARDS      PAYOUTS
                                           ANNUAL             ----------   ----------
                                        COMPENSATION          SECURITIES   LONG-TERM
                                 --------------------------   UNDERLYING   INCENTIVE       ALL OTHER
  NAME AND PRINCIPAL POSITION    YEAR    SALARY     BONUS      OPTIONS     PAYOUTS(2)   COMPENSATION(3)
  ---------------------------    ----    ------     -----     ----------   ----------   ---------------
Michael G. Morris..............  1997   $350,000   $      0     30,000      $374,828        $10,500
President and CEO                1996    490,000    398,130     24,000       205,905         14,700
                                 1995    451,000    314,780     20,000        72,220         13,530

-------------------------
(1) Mr. Morris owned beneficially as of December 31, 1997 20,577 shares of CMS Energy Common Stock, for which he has or shares voting and investment powers. All non-performance based restricted stock shares previously held were forfeited upon his termination of employment.

(2) Market value of Common Stock paid under CMS Energy's Performance Incentive Stock Plan for three-year performance periods.

(3) Employer matching contribution to defined contribution plans.

                             OPTION GRANTS IN 1997

                                       NUMBER OF
                                       SECURITIES
                                       UNDERLYING   PERCENTAGE OF TOTAL   EXERCISE                 GRANT DATE
                                        OPTIONS     OPTIONS GRANTED TO    PRICE PER   EXPIRATION    PRESENT
                NAME                    GRANTED      EMPLOYEES IN 1997      SHARE        DATE       VALUE(1)
                ----                   ----------   -------------------   ---------   ----------   ----------
Michael G. Morris....................    30,000            6.75           $35.9375     8/23/07      $191,400

-------------------------
(1) Based on the Black-Scholes Model described in the footnote to the comparable table in the CMS Energy Proxy Statement.

   AGGREGATED OPTIONS/SARS EXERCISES IN 1997 AND YEAR-END OPTIONS/SARS VALUES

                                                                        NUMBER OF            VALUE OF
                                                                        SECURITIES           EXERCISED
                                                                        UNDERLYING         IN-THE-MONEY
                                    SHARES ACQUIRED     VALUE      UNEXERCISED OPTIONS/   OPTIONS/SARS AT
               NAME                   ON EXERCISE      REALIZED      SARS AT YEAR END        YEAR END
               ----                 ---------------    --------    --------------------   ---------------
Michael G. Morris.................      135,000       $1,404,462            0                    0

                  LONG-TERM INCENTIVE PLANS -- AWARDS IN 1997

                                                              NUMBER OF   PERIOD UNTIL
                            NAME                               SHARES      PAYOUT(1)
                            ----                              ---------   ------------
Michael G. Morris...........................................   19,500      2-5 years

-------------------------
(1) The shares were forfeited under terms of the CMS Energy Performance Incentive Stock Plan upon Mr. Morris' termination of employment.

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